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                                                                   EXHIBIT 10.11


                                      PDT, INC.
                               STOCK COMPENSATION PLAN

                                STOCK RIGHTS AGREEMENT


    THIS STOCK RIGHTS AGREEMENT (THE "AGREEMENT") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between PDT, INC., a Delaware corporation, hereinafter called the "COMPANY" and the person whose name is set forth on the signature page hereof, hereinafter called the "HOLDER", who is a key employee or key non-employee of the Company or one of its subsidiaries.

WHEREAS:

    A. The Board of Directors of the Company (THE "BOARD") adopted on May 17, 1996, with subsequent stockholder approval, the PDT, Inc. Stock Compensation Plan (THE "PLAN");

    B. The Plan provides for the awarding of Performance Shares, Stock Payments or Dividend Equivalent Rights of the Company's common stock, par value $0.01 (THE "STOCK") under the Stock Rights Program ("THE STOCK RIGHTS PROGRAM") by a committee to be appointed by the Board (THE "PLAN ADMINISTRATORS") to key employees or non-employees of the Company or any subsidiary of the Company as the Plan Administrators may determine, subject to terms, conditions or restrictions as the Plan Administrators may deem appropriate, in accordance with the terms and provisions of the Plan; and

    C. The Plan Administrators have awarded, pursuant to the Stock Rights Program, Performance Shares, Stock Payments or Dividend Equivalent Rights as defined on the signature page hereof (THE "AWARD") to the Holder conditioned upon the execution of this Agreement by the Company and the Holder setting forth all the terms and conditions applicable to the Award as documented herein.

    NOW, THEREFORE, in consideration of the mutual promise and covenant contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

    1.   THE AWARD.    Under the terms and conditions of the Plan and as
hereinafter set forth, the Company, with the approval and at the direction of the Plan Administrators, hereby grants to the Holder the Award as set forth on the signature page hereof, on the Date of Grant set forth on the signature page hereof, covering the number of shares of Stock or Dividend Equivalent Rights set forth on the signature page hereof subject to the terms, conditions and restrictions set forth in this Agreement. In the case of a Stock Payment, the transfer of the Stock shall constitute a transfer of such property in connection with the Holder's performance of service to the Company, which transfer is intended to constitute a "transfer" for purposes of Section 83 of the Internal Revenue Code (THE "CODE").

                                                          STOCK RIGHTS AGREEMENT
                                               PDT, INC. STOCK COMPENSATION PLAN
                                                                        Page -1-

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    2.   PERFORMANCE SHARES.   If the Award specified on the signature page
hereof is for Performance Shares, the Performance Shares shall become payable to the Holder based upon the achievement of Performance Objectives as defined in the Plan and specifically stated on the signature page hereof. Each Performance Objective hereunder shall satisfy the conditions for performance-based awards under Article I, Section 17 of the Plan. Payment for the Performance Shares shall be due upon the date specified on the signature page hereof (THE "PAYMENT DATE") and payment for the Performance Shares may be made in full in cash or by certified cashier's check payable to the order of the Company or, with the prior written consent of Plan Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an Award, or in other property, rights or credits deemed acceptable by the Plan Administrators or, with the prior written consent of the Plan Administrators, by a combination of the foregoing. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Plan Administrators in accordance with Article I, Section 22 of the Plan. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise or settlement of this Award or other option or award to satisfy the exercise or settlement price. During the period beginning on the Date of Grant as set forth on the signature page hereof and ending on the expiration date set forth on the signature page hereof (THE "PERFORMANCE PERIOD"), the Holder's right to the Stock shall be subject to a risk of forfeiture (which risk is intended to constitute a "substantial risk of forfeiture" for purposes of Section 83 of the Code). The issuance of the Stock shall become nonforfeitable upon the achievement of the Performance Objectives specified on the signature page hereof within the Performance Period and upon payment in full for the Performance Shares at a price per share as specified on the signature page hereof.

    3.   STOCK PAYMENTS.   If the Award specified on the signature page hereof
is a Stock Payment, the Stock Payment may be paid to the Holder as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements. The Holder will be required to pay an amount equal to the aggregate par value of the Stock newly issued for the Stock Payment specified on the signature page hereof prior to the expiration date specified on the signature page hereof. The Holder shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Holder as a Stock Payment (THE "SHARES") upon the payment in full of the aggregate par value of the Stock and the Holder becoming holder of record of such shares of Common Stock. If specified on the signature page hereof, the Company shall cause the stock certificates evidencing the Shares to bear an appropriate legend substantially in the following form:

    THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE PDT, INC. STOCK RIGHTS AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND PDT, INC., A COPY OF WHICH IS ON FILE AT THE OFFICES OF PDT, INC.

    The obligation of the Company to deliver the Shares hereunder shall be subject to the condition that, if at any time the Plan Administrators determine in their sole discretion that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Shares or the issuance or purchase of the Shares, the Shares may not be released by the Company in whole or in part unless such listing, registration, qualification,


                                                                         Page-2-

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consent or approval shall have been effected or obtained free of any conditions not acceptable to the Plan Administrators.

    4.   DIVIDEND EQUIVALENT RIGHTS.    If the Award specified on the signature
page hereof is a Dividend Equivalent Right the signature page shall specify whether the Dividend Equivalent Right is granted in tandem with the grant of an option, stock appreciation rights, Restricted Shares or Performance Shares or whether the Dividend Equivalent Right is independent of any other award. The signature page hereof shall specify the number of shares of the Company's Common Stock to which the Dividend Equivalent Right is granted (THE "NUMBER OF RIGHTS"), the term during which the Dividend Equivalent Right is payable (THE "DIVIDEND PERIOD"), the date on which the Dividend Equivalent Right is payable to the Holder (THE "PAYMENT DATE") and whether the Payment is subject to such employment, Performance Objectives or other conditions. The Payment may be made by the Company to the Holder in cash or by shares of the Company's Common Stock or by a combination of the foregoing. The total payment attributable to a share of Common Stock subject to the number of Dividend Equivalent Rights specified on the signature page hereof shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the Dividend Period, taking into account any assumed reinvestment (including assumed reinvestment in shares of Common Stock) or interest earnings on such Number of Rights in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if the Dividend Equivalent Right is subject to a Performance Objective as described in
Article I, Section 17 of the Plan.

    5.   TERMINATION OF AWARD.    Except as herein otherwise stated, this
Award, to the extent not theretofore awarded to the Holder, shall terminate forthwith on the earliest of the following:

         (a). If the Holder ceases to be employed by or provide service to the Company or any subsidiary for any reason other than death or disability, the Award shall immediately terminate and be of no further force and effect, provided, however, that the Plan Administrators may, in their sole discretion, allow the Holder to purchase any Performance Shares, to the extent earned on the date of termination, at any time within three (3) months after the date of termination, but in no event later than the expiration date specified under subparagraph (d) hereof. If the Holder is terminated "for cause" under any agreement between the Company and the Holder or under any policy of the Company, the Award will terminate immediately upon the date of termination. In the case of Dividend Equivalent Rights, the Plan Administrators may, in their sole discretion, pay the Dividend Equivalent Rights earned during the Dividend Period prior to the termination date if the Holder is terminated prior to the Payment Date.

         (b). If the Holder becomes disabled within the meaning of the Internal Revenue Code of 1986, as amended, Section 422(e)(3) while employed by the Company or any subsidiary, the Plan Administrators, in their sole discretion, may allow the Holder to purchase any Performance Shares, to the extent earned on the date of termination of employment, at any time within one
(1) year after the date of the termination of employment due to disability, but in no event later than the expiration date specified under subparagraph (d) hereof. In the case of Dividend Equivalent Rights, the Plan Administrators may, in their sole discretion, pay the Dividend Equivalent Rights earned during the Dividend Period prior to the termination date if the Holder is terminated prior to the Payment Date.


                                                                         Page-3-

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         (c).  If the Holder dies while employed by the Company or any subsidiary, or within three (3) months after ceasing to be an employee thereof, the Award shall expire one (1) year after the date of death, but in no event later than the expiration date specified in subparagraph (d) hereof. During the one (1) year period, any Performance Shares may be purchased, to the extent earned and unpurchased on the date of death, by the person or persons whom the Holder's rights under the Option shall pass by will or by laws of descent and distribution and pursuant to Article I, Section 19 of the Plan, but only to the extent that the Holder is entitled to purchase any Performance Shares at the time of death.

         (d) Ten (10) years from the Date of Grant specified on the signature page hereof.

    6.   CHANGE OF CONTROL.    If a Change of Control (as defined below) occurs
prior to the end of the Performance Period, in the case of an Award of Performance Shares, or the end of a Dividend then from and after the Acceleration Date (as defined below), the Restriction Period shall lapse, whether or not the Performance Conditions have been met and certificates representing such Shares shall be delivered to the Holder no later than the fifth day following the Acceleration Date.

    As defined herein, "CHANGE OF CONTROL" shall mean the occurrence of any of the following: (i) any "person" or "group" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company's then outstanding voting securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) any Reorganization as defined below; or (iv) the stockholders of the Company adopt a plan of complete liquidation of the Company.

    The term "REORGANIZATION" as used herein shall mean: (i) the approval by the stockholders of the Company of any statutory merger, consolidation or share exchange to which the Company is a party as a result of which the persons who were stockholders of the Company immediately prior to the effective date of such Reorganization shall have beneficial ownership of less than fifty percent (50%) of the total combined voting power in the election of directors of the surviving corporation following the effective date of such Reorganization; or (ii) the approval by stockholders of an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

    For purposes of this definition of Reorganization, the term "sale or disposition by the Company of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary thereof (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate


                                                                         Page-4-
in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of Common Stock of the Company (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Common Stock of the Company shall be determined by multiplying the number of shares of the Company's Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Common Stock of the Company for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Common Stock of the Company or by such other method as the Board shall determine is appropriate.

    As defined herein, "ACCELERATION DATE" shall mean the earliest date on which any of the following events shall have first occurred: (i) the acquisition described in clause (i) of the definition of Change of Control above; (ii) the change in the composition of the Board of Directors of the Company described in clause (ii) above; or (iii) the stockholder approval or adoption described in clauses (iii) and (iv) above.

    7.   NONTRANSFERABILITY OF SHARES OR RIGHTS.    If specified on the
signature page hereof, in the case of a Stock Payment, the Holder may not sell, pledge, assign, transfer in any manner, exchange or otherwise encumber of make subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, the Shares, other than by will or the laws of descent and distribution pursuant to Article I, Section 19 of the Plan and any attempt to do so shall be of no effect. In the case of Dividend Equivalent Rights, the Holder may not sell, pledge, assign, transfer in any manner, exchange or otherwise encumber of make subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, the Dividend Equivalent Rights, other than by will or the laws of descent and distribution pursuant to Article I, Section 19 of the Plan and any attempt to do so shall be of no effect. In the case of Performance Shares, any restrictions on transfer shall lapse at the end of the Performance Period as defined above and upon payment in full for the Performance Shares by the Holder.

    8.   COMPLIANCE WITH SECURITIES LAWS.    No Shares to be awarded hereunder
shall be delivered to the Holder unless such delivery shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed. As a condition of the delivery of any Shares hereunder to the Holder, the Plan Administrators may require the Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares in violation of any state or federal law, rule or regulation, if required by the Company. Further, the Holder shall consent to the imposition of a legend on the Shares and the imposition of stop-transfer instructions restricting their transferability as may be required by the Plan Administrators in their discretion to ensure compliance with such laws.


                                                                        Page-5-


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    9.   CONTINUED EMPLOYMENT.    The Holder may be required to agree in
writing, as a condition of receiving an Award hereunder, that he or she will remain in the employment or service of the Company or its subsidiaries following the Date of Grant for a period specified by the Plan Administrators, in their discretion. Nothing in the Plan or in this Agreement shall confer upon the Holder any right to continued employment by, or service to, the Company or its subsidiaries or limit in any way the right of the Company or its subsidiaries at any time to terminate or alter the terms of that employment or service agreement. In the discretion of the Plan Administrators, the Holder may also be required to agree to non-competition, non-disclosure, non-solicitation or any other terms or provisions not inconsistent with the Plan in consideration of the grant of the Award.

    10.  WITHHOLDING.    The grant of the Award hereunder is subject to the
condition that if, at any time, the Company shall determine in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such grant of any Shares or rights pursuant hereto, then in such event, the grant of the Award shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Company's sole and complete discretion, the Company may, from time to time unilaterally withhold or voluntarily accept shares of the Company's Common Stock already issued to the Holder and/or stock subject to an Award as defined in the Plan as the source of payment for such liabilities.

    11.  BINDING EFFECT; AMENDMENT.   This Agreement shall be binding upon and
inure to the benefit of the heirs, executors, administrators and successors of the parties hereto. The Agreement may be amended by the Plan Administrators at any time (i) if the Plan Administrators determine, in their sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Shares; or (ii) other than in the circumstances described in clause (i) above, with the written consent of the Holder.

    12.  NOTICES.    All notices, requests, demands and other communications
hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, to the Company's and the Holder's addresses as set forth on the signature page hereof.

    13.  INCORPORATION OF PLAN BY REFERENCE.    This Agreement is granted
pursuant to the terms of the PDT, Inc. Stock Compensation Plan, the terms of which are incorporated herein by reference and the Agreement shall, in all respects, be interpreted in accordance with the Plan. The Plan Administrators shall interpret and construe the Plan and the Agreement, and their interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. In case of any conflict in the terms of the Plan, or between the Plan and this Agreement, the provisions in the Article of the Plan which specifically grants restricted shares shall control those in a different Article and the provisions of the Plan shall control those in this Agreement.

    14.  CHOICE OF LAW AND VENUE.    This Agreement, the Plan and all related
documents shall be governed by, and construed in accordance with, the laws of the State of California (except to the extent the provisions of Delaware corporate law may be applicable). Acceptance of this Agreement shall be deemed to constitute consent to the jurisdiction and venue of the Superior Court of


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Santa Barbara County, California and the United States District Court of the
Central District of California for all purposes in connection with any suit, action or other proceeding relating to this Agreement, including the enforcement of any rights under the Plan or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of California, provided a reasonable time for appearance is allowed.

    15.  FORCE AND EFFECT.    The various provisions of this Agreement are
severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

    16.  ENTIRE AGREEMENT.    This Agreement and the Plan contain the entire
understanding of the parties and except as provided herein and in the Plan, this Agreement shall not be modified or amended except in writing and duly signed by the parties hereto. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

    IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Stock Rights Agreement and the Holder has placed his or her signature hereon, effective as of the Date of Grant.


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--------------------------------------------------------------------------------
                          STOCK RIGHTS AGREEMENT: #SR. ____
--------------------------------------------------------------------------------


FOR PERFORMANCE SHARES ONLY:

DATE OF GRANT:               PAYMENT DATE:                 EXPIRATION DATE:

____________________         ____________________          ____________________

NUMBER OF PERFORMANCE SHARES:               HOLDER:

___________________                         __________________________________

PERFORMANCE CONDITIONS:

_______________________________________________________________________________























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--------------------------------------------------------------------------------
                          STOCK RIGHTS AGREEMENT: #SR. ____
--------------------------------------------------------------------------------


FOR STOCK PAYMENTS ONLY:

DATE OF GRANT:               PAYMENT DATE:                 EXPIRATION DATE:

____________________         ____________________          ____________________

NUMBER OF SHARES:                 HOLDER:

___________________               _____________________________________________

RESTRICTION ON TRANSFER:

________________________________________________________________________________























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--------------------------------------------------------------------------------
                          STOCK RIGHTS AGREEMENT: #SR. ____
--------------------------------------------------------------------------------


FOR DIVIDEND EQUIVALENT RIGHTS ONLY:

DATE OF GRANT:               TERM OF DIVIDEND EQUIVALENT RIGHT:

____________________         _________________________

NUMBER OF SHARES:            HOLDER:

___________________          __________________________________________

IN TANDEM WITH ANOTHER AWARD:

_____    (IF YES--IDENTIFY OTHER AWARD) _______________________________

DATE PAYABLE:

_______________________________________

CONDITIONS:

    ______    PERFORMANCE OBJECTIVES

              ______________________________________________________

    ______    CONTINUED EMPLOYMENT

              ______________________________________________________

    ______    OTHER CONDITIONS

              ______________________________________________________






                               SIGNATURES ON NEXT PAGE

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THE "COMPANY"
PDT, INC.

BY: _________________________________________
              GARY S. KLEDZIK, PH.D.
TITLE         C.E.O. & CHAIRMAN

ADDRESS:      7408 HOLLISTER AVENUE
              SANTA BARBARA, CALIFORNIA 93117
              805/685-9880


ACCEPTED AND AGREED TO:

THE "HOLDER"

SIGNATURE:    _____________________________________________

PRINTED NAME:      ________________________________________

ADDRESS:      _____________________________________________

              _____________________________________________

SOCIAL SECURITY #:      ___________________________________



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